Exhibit 99.2



                                  CERTIFICATION


     I, Michael J. Villano, the Chief Operating Officer, Chief Financial Officer, Vice President and Treasurer of Scan-Optics, Inc. (the "Company") certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (i) the Quarterly Report on Form 10-Q of the Company for the period ended March 31, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

          (ii) the information contained in such Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date       May 15, 2003                        /  ss/
    ---------------------           -------------------------------------------
                                     Michael J. Villano
                                     Chief Operating Officer, Chief
                                     Financial Officer, Vice President and
                                     Treasurer


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